UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2026

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 5, 2026 (the “Closing Date”), AMC Entertainment Holdings, Inc. (the “Company” or “AMC”) completed a series of refinancing transactions (the “Transactions”), including the repayment, redemption and discharge of certain existing indebtedness described under Items 1.02 and 8.01 of this Current Report on Form 8-K. In connection with the Transactions, on the Closing Date:

•	The Company issued $2,000.0 million aggregate principal amount of 8.875% First Lien Notes due 2031 (the “Notes”) in a private offering pursuant to an indenture (the “Indenture”), dated as of the Closing Date, by and among the Company, as issuer, the guarantors party thereto from time to time and GLAS Trust Company LLC, as trustee and as collateral agent.

•	The Company entered into an amended and restated credit agreement (the “New 1L Term Loan Credit Agreement” and the term loan facility thereunder, the “New 1L Term Loan Facility”), by and among the Company, as borrower, the lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent and collateral agent, pursuant to which the Company borrowed $850.0 million of new first lien term loans (the “New 1L Term Loans”).

•	The Company entered into a second lien credit agreement (the “New 2L Term Loan Credit Agreement” and the term loan facility thereunder, the “New 2L Term Loan Facility” and together with the New 1L Term Loan Facility, the “New Term Loan Facilities”), by and among the Company, as borrower, Deutsche Bank Special Situations Group as the lender, the other lenders from time to time party thereto and U.S. Bank Trust Company, National Association, as administrative agent and collateral agent, pursuant to which the Company borrowed $1,120.0 million of new second lien term loans (the “New 2L Term Loans” and together with the New 1L Term Loans, the “New Term Loans”).

New First Lien Notes Indenture

Interest, Guarantees and Security

The Notes will bear interest at a rate of 8.875% per annum, payable semi-annually in arrears in cash on April 15 and October 15 of each year, beginning on April 15, 2027. The Notes will mature on October 15, 2031, unless redeemed in full prior to such maturity date, pursuant to the terms contained in the Indenture.

The Company’s obligations under the Notes are fully and unconditionally guaranteed on a joint and several basis by the Company’s existing and future direct or indirect wholly-owned subsidiaries that guarantee the New Term Loan Facilities.

The Notes are secured on a first-priority basis, on a pari passu basis with the New 1L Term Loan Facility, by substantially all tangible and intangible assets owned by the Company and the guarantors, including equity interests in subsidiaries, subject to agreed security principles, the applicable intercreditor agreements, thresholds, exceptions and permitted liens. The Notes (i) rank equal in right of payment with all existing and future senior indebtedness of the Company and the guarantors, including under the New Term Loan Facilities and the 6.00%/8.00% Cash/PIK Toggle Senior Secured Exchangeable Notes due 2030 issued by Muvico, LLC, a wholly-owned subsidiary of the Company (“Muvico”) (the “Muvico 2L Notes”); (ii) rank senior in right of payment to any future subordinated indebtedness of the Company and the guarantors; (iii) are secured on a first-priority basis, equally and ratably with the New 1L Term Loan Facility (with respect to all collateral) and the Muvico 2L Notes (with respect to the AMC Collateral (as defined below)); (iv) are effectively senior to any junior-lien indebtedness of the Company and the guarantors, including under the New 2L Term Loan Facility (with respect to all collateral), and the Muvico 2L Notes (with respect to the Centertainment Collateral (as defined below)), in each case to the extent of the value of the collateral; (v) rank effectively senior to any existing and future unsecured indebtedness of the Company and the guarantors, to the extent of the value of the collateral; (vi) are structurally subordinated to existing and future indebtedness of the Company and the guarantors that is secured by assets or properties not constituting collateral securing the Notes, to the extent of the value of the collateral; and (vii) are structurally subordinated to the indebtedness of any of the Company’s subsidiaries that do not guarantee the Notes.

Covenants and Events of Default

The Indenture contains covenants that limit the ability of the Company and its subsidiaries to, among other things: (i) incur additional indebtedness or issue certain preferred shares; (ii) create liens; (iii) declare or pay dividends, redeem stock or make other distributions to stockholders or make other restricted payments; (iv) make payments on junior financing; (v) make investments; (vi) sell or transfer certain assets; (vii) consolidate, merge, sell or otherwise dispose of all or substantially all of their respective assets; and (viii) enter into transactions with affiliates. These covenants are subject to a number of important limitations and exceptions. The Indenture also provides for customary events of default, which, if any of them occur, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state and may not be offered or sold in the United States absent registration or an exemption from the applicable registration requirements of the Securities Act and applicable state securities laws. The Notes were offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons in transactions outside the United States pursuant to Regulation S under the Securities Act.

The foregoing summary of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the Indenture and the form of 8.875% First Lien Note due 2031 attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

New Term Loan Facilities

Interest, Amortization, Guarantees and Security

The New 1L Term Loan Credit Agreement provides for the New 1L Term Loans in an initial aggregate principal amount of $850.0 million and which mature on October 5, 2031. The New 1L Term Loans were issued with an original issue discount of 1.50% and may bear interest at (i) either the Alternate Base Rate (as defined in the New 1L Term Loan Credit Agreement) or Adjusted Term SOFR (as defined in the New 1L Term Loan Credit Agreement) for the applicable interest period plus (ii) the Applicable Rate (as defined in the New 1L Term Loan Credit Agreement) and are subject to amortization of principal, payable in quarterly installments on the last business day of each March, June, September and December (commencing March 31, 2027), equal to 0.25% of the original principal amount of the New 1L Term Loans. The remaining aggregate principal amount outstanding (together with accrued and unpaid interest on the principal amount) of the New 1L Term Loans is payable at maturity.

The New 2L Term Loan Credit Agreement provides for the New 2L Term Loans in an initial aggregate principal amount of $1,120.0 million and which mature on October 5, 2033. The New 2L Term Loans bear interest at a fixed 11.25% interest rate and were issued with an original issue discount of 1.00%.

The New Term Loans are fully and unconditionally guaranteed by certain of the Company’s existing and future direct or indirect wholly-owned subsidiaries. The New 1L Term Loans are secured on a first-priority basis, on a pari passu basis with the Notes, and the New 2L Term Loans are secured on a second-priority basis with respect to the Notes and the New 1L Term Loans, in each case by substantially the same collateral that secures the Notes, subject to agreed security principles, thresholds, exceptions and permitted liens.

Covenants and Events of Default

Each of the New 1L Term Loan Credit Agreement and the New 2L Term Loan Credit Agreement contains covenants that limit the ability of the Company and its subsidiaries to, among other things, (i) incur additional indebtedness or issue certain preferred shares; (ii) create liens; (iii) declare or pay dividends, redeem stock or make other distributions to stockholders or make other restricted payments; (iv) make payments on junior financing; (v) make investments; (vi) enter into transactions with affiliates; and (vii) consolidate, merge, sell or otherwise dispose of all or substantially all of their respective assets. These covenants are subject to a number of important limitations and exceptions. Each such credit agreement also provides for events of default, which, if any of them occur, would permit or require the principal, premium, if any, interest and any other monetary obligations on all of the then outstanding New Term Loans under the applicable facility to become immediately due and payable.

The foregoing summaries of the New 1L Term Loan Credit Agreement and the New 2L Term Loan Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the New 1L Term Loan Credit Agreement and the New 2L Term Loan Credit Agreement attached hereto as Exhibits 4.3 and 4.4, respectively, and incorporated herein by reference.

Intercreditor Agreements

In connection with the issuance of the Notes and the incurrence of the New 1L Term Loans and New 2L Term Loans, on the Closing Date, the Company and certain of its subsidiaries entered into:

•	Joinder No. 6 (“Joinder No. 6”) to that certain First Lien Intercreditor Agreement, dated as of April 24, 2020 (the “AMC First Lien Intercreditor Agreement”), which governs the relative priorities of the security interests of the New 1L Term Loans, the Notes and the Muvico 2L Notes on collateral granted by the Company and the guarantors, other than Muvico, Centertainment Development, LLC (together with Muvico and their respective subsidiaries, the “Centertainment group”) and AMC UK Holding Limited and its subsidiaries (together, the “Odeon group”) (the “AMC Collateral”).

•	AMC First Lien/Second Lien Intercreditor Agreement (the “AMC First Lien/Second Lien Intercreditor Agreement”) to govern the relative priorities of the security interests of the New 1L Term Loans, the Notes, and the Muvico 2L Notes, as first lien obligations, and the New 2L Term Loans, as second lien obligations, on the AMC Collateral.

•	Centertainment First Lien/Second Lien Intercreditor Agreement (the “Centertainment First Lien/Second Lien Intercreditor Agreement”) to govern the relative priorities of the security interests of the New 1L Term Loans, the Notes, the New 2L Term Loans and the Muvico 2L Notes on collateral granted by the Centertainment group (the “Centertainment Collateral”).

•	Centertainment/Odeon First Lien Intercreditor Agreement (the “Centertainment/Odeon First Lien Intercreditor Agreement”) to govern the relative priorities of the security interests of the New 1L Term Loans and Notes in the Centertainment Collateral and on collateral granted by the Odeon group (the “Centertainment/Odeon Collateral”).

•	Centertainment/Odeon First Lien/Intermediate Lien Intercreditor Agreement (the “Centertainment/Odeon First Lien/Intermediate Lien Intercreditor Agreement”) to govern the relative priorities of the security interests of the New 1L Term Loans, the Notes and the New 2L Term Loans in the Centertainment/Odeon Collateral.

The foregoing summaries of Joinder No. 6, the AMC First Lien/Second Lien Intercreditor Agreement, the Centertainment First Lien/Second Lien Intercreditor Agreement, the Centertainment/Odeon First Lien Intercreditor Agreement and the Centertainment/Odeon First Lien/Intermediate Lien Intercreditor Agreement do not purport to be complete and are qualified in their entirety by reference to Joinder No. 6, the AMC First Lien/Second Lien Intercreditor Agreement, the Centertainment First Lien/Second Lien Intercreditor Agreement, the Centertainment/Odeon First Lien Intercreditor Agreement and the Centertainment/Odeon First Lien/Intermediate Lien Intercreditor Agreement attached hereto as Exhibits 4.5, 4.6, 4.7, 4.8 and 4.9, respectively, and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

Existing Term Loan Facility

On the Closing Date, the Company repaid in full the outstanding term loans under that certain credit agreement, dated as of July 22, 2024, by and among the Company and Muvico, as borrowers, the lenders party thereto and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent (as amended, the “Existing Term Loan Facility”), with a portion of the net proceeds from the Notes offering and the New Term Loan Facilities.

Odeon Term Loan Facility

On the Closing Date, Odeon Finco PLC (“Odeon Finco”), a wholly-owned indirect subsidiary of the Company, repaid in full the outstanding term loans under that certain credit agreement, dated as of April 17, 2026, by and among Odeon Finco, as borrower, Odeon Cinemas Group Limited, the lenders party thereto and U.S. Bank Trust Company, National Association, as administrative agent and security agent (the “Odeon Term Loan Facility”), with a portion of the net proceeds from the Notes offering and the New Term Loan Facilities, and the Odeon Term Loan Facility was terminated.

AMC Secured Notes Indenture and Muvico 1.5L Notes Indenture

The information set forth in Item 8.01 of this Current Report on Form 8-K under the headings “Settlement of Tender Offer for AMC Secured Notes; Satisfaction and Discharge of the AMC Secured Notes Indenture” and “Redemption of Muvico 1.5L Notes; Satisfaction and Discharge of the Muvico 1.5L Notes Indenture” is incorporated by reference into this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the headings “New First Lien Notes Indenture” and “New Term Loan Facilities” is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On the Closing Date, the Company issued a press release announcing that it had completed the Transactions. The full text of the press release is incorporated by reference as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K, and, as a result, such information will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as will be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Settlement of Tender Offer for AMC Secured Notes; Satisfaction and Discharge of the AMC Secured Notes Indenture

On the Closing Date, the Company settled its previously announced cash tender offer (the “Tender Offer”) for any and all of the Company’s outstanding 7.500% Senior Secured Notes due 2029 (the “AMC Secured Notes”). $355,515,000 aggregate principal amount of AMC Secured Notes were validly tendered and accepted for purchase in the Tender Offer.

The Company also satisfied and discharged the indenture governing the AMC Secured Notes (the “AMC Secured Notes Indenture”) by irrevocably depositing with CSC Delaware Trust Company (as successor to U.S. Bank Trust Company, National Association), the trustee under the AMC Secured Notes Indenture, non-callable U.S. government securities sufficient to pay the redemption price of the remaining aggregate principal amount of AMC Secured Notes not tendered in the Tender Offer. Such remaining AMC Secured Notes will be redeemed on or about February 15, 2027 at a redemption price of 100.000% of the principal amount thereof plus accrued and unpaid interest to the redemption date.

Redemption of Muvico 1.5L Notes; Satisfaction and Discharge of the Muvico 1.5L Notes Indenture

On the Closing Date, the Company redeemed in full all $903.4 million aggregate principal amount of Muvico’s Senior Secured Notes due 2029 (the “Muvico 1.5L Notes”) at a redemption price equal to 100.000% of the principal amount thereof plus a make-whole premium of $144.3 million plus accrued and unpaid interest thereon to the redemption date, and the indenture governing the Muvico 1.5L Notes was satisfied and discharged.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
4.1	8.875% First Lien Notes due 2031 Indenture, by and among AMC Entertainment Holdings, Inc., the guarantors party thereto from time to time and GLAS Trust Company LLC, as trustee and collateral agent, dated as of October 5, 2026.
4.2	Form of 8.875% First Lien Note due 2031 (included as Appendix I to Exhibit A to Exhibit 4.1 hereto).
4.3	Amended and Restated Credit Agreement, by and among AMC Entertainment Holdings, Inc., the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent and collateral agent, dated as of October 5, 2026.
4.4	Second Lien Credit Agreement, by and among AMC Entertainment Holdings, Inc., the lenders party thereto and U.S. Bank Trust Company, National Association, as administrative agent and collateral agent, dated as of October 5, 2026.
4.5	Joinder No. 6 to the First Lien Intercreditor Agreement, dated as of April 24, 2020, among, inter alios, AMC Entertainment Holdings, Inc., the other Grantors party thereto, the collateral agent for the Credit Agreement Secured Parties, the Controlling Collateral Agent, the collateral agent for the holders of the 6.00%/8.00% Cash/PIK Toggle Senior Secured Exchangeable Notes due 2030 issued by Muvico, LLC, and each Additional Agent party thereto, dated as of October 5, 2026.
4.6	AMC First Lien/Second Lien Intercreditor Agreement, among AMC Entertainment Holdings, Inc., the other Grantors party thereto, the Senior Credit Agreement Agent, the Senior 1L Notes Agent, the Exchangeable Notes Agent, the Junior Credit Agreement Agent and each Additional Junior Agent party thereto, dated as of October 5, 2026.
4.7	Second Amended and Restated Centertainment First Lien/Second Lien Intercreditor Agreement, among Muvico, LLC, Centertainment Development, LLC, AMC Entertainment Holdings, Inc., the other Centertainment Group Grantors party thereto, the Senior Credit Agreement Agent, the Senior 1L Notes Agent, the Intermediate Credit Agreement Agent, the Exchangeable Notes Agent, and each Additional Senior Agent and each Additional Junior Agent party thereto, dated as of October 5, 2026.
4.8	Centertainment/Odeon First Lien Intercreditor Agreement, among Muvico, LLC, Centertainment Development, LLC, AMC Entertainment Holdings, Inc., the other Grantors party thereto, the collateral agent for the Credit Agreement Secured Parties, the collateral agent for the Initial Additional First Lien Secured Parties and each Additional Agent party thereto, dated as of October 5, 2026.
4.9	Centertainment/Odeon First Lien/Intermediate Lien Intercreditor Agreement, among Muvico, LLC, Centertainment Development, LLC, AMC Entertainment Holdings, Inc., the other Grantors party thereto, the Senior Credit Agreement Agent, the Senior 1L Notes Agent, the Junior Credit Agreement Agent and each Additional Junior Agent party thereto, dated as of October 5, 2026.
99.1	Press Release, dated October 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: October 6, 2026	By:	/s/ Edwin F. Gladbach
Name: Edwin F. Gladbach
Title: Senior Vice President, General Counsel and Secretary